EXHIBIT 99.1


March 10, 2005



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549

Gentlemen:

We have read Item 4 of Form 8-K dated March 7, 2005, of Navidec Financial Services Inc., and are in agreement with the statements as they pertain to us in item 4 paragraph 2 and paragraph 3. We have no basis to agree or disagree with other statements of the registrant contained therein.


/s/ Hein & Associates LLP